UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2013

Old Second Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street

Aurora, Illinois  60507

 (Address of principal executive offices) (Zip code)

(630) 892-0202

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Old Second Bancorp, Inc., on April 24, 2013 (the “Original Report”) and is identical to the Original Report, except for the correction of the Company’s and the Bank’s total capital ratios which were underreported in the press release announcing the Company’s earnings for the first fiscal quarter ended March 31, 2013, attached as Exhibit 99.1 to the Original Report (the “Earnings Release”).  The Earnings Release has been reissued with the corrected information, and a copy of the corrected Earnings Release for the first fiscal quarter ended March 31, 2013, is attached to this Form 8-K/A as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 8, 2013	OLD SECOND BANCORP, INC.

	By:	/s/ J. Douglas Cheatham
J. Douglas Cheatham
Executive Vice President and Chief Financial Officer